January 2024 Ambition: Curing blood cancers through cell and genome engineering Exhibit 99.1

This presentation (the “Presentation”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Vor Biopharma Inc. (“Vor,” “Vor Bio” or the “Company”). The words “aim,” “anticipate,” “believe,” “can,” “could,” “design,” “enable” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “project,” “should,” “target,” “towards,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Presentation include those regarding the feasibility of a trem-cel (formerly VOR33) transplant to be successfully manufactured, to engraft normally, to maintain blood counts following treatment with Mylotarg following allogeneic hematopoietic cell transplant and to be well tolerated, the potential of VCAR33ALLO in combination with trem-cel as a Treatment System, the potential of trem-cel to enable targeted therapies in the post-transplant setting including Mylotarg and CD33-targeted CAR-Ts, the potential of Vor Bio’s platform, Vor Bio’s plans, strategies, expectations and anticipated milestones for its preclinical and clinical programs, the availability and timing of results from preclinical studies and clinical trials, the timing of regulatory filings, the expected safety profile of Vor Bio’s product candidates, cash runway and expected capital requirements, and its plans and expectations related to the Company’s manufacturing and facilities. Vor Bio may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation, completion of, and availability and timing of results from, preclinical studies and clinical trials and clinical development of Vor Bio’s product candidates; whether preclinical data or interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; the uncertainty of regulatory approvals to conduct trials or to market products; the success of Vor Bio’s in-house manufacturing capabilities and efforts; and availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements. The interim data for trem-cel presented in this Presentation is based on five patients and future results for these patients or additional patients may not produce the same or consistent results. These and other risks are described in greater detail under the caption “Risk Factors” included in Vor Bio’s most recent annual or quarterly report and in other reports it has filed or may file with the Securities and Exchange Commission. Any forward-looking statements contained in this Presentation speak only as of the date of this Presentation, and Vor Bio expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as may be required by law. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and Vor Bio’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this Presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third party sources. In addition, there can be no guarantee as to the accuracy or reliability of any assumptions or limitations that may be included in such third-party information. While we believe our own internal research is reliable, such research has not been verified by any independent source. Disclaimer

Our Vision: Cure Blood Cancers Through Cell and Genome Engineering Unique approach Positive clinical proof of concept VCAR33ALLO  as of Sept. 30, 2023 Cash runway into 2H 2025 $160M In-house GMP manufacturing facility *tremtelectogene empogeditemcel, formerly VOR33 $160M in cash, cash equivalents and marketable securities as of September 30, 2023. Fully owned CD33-directed transplant donor CAR-T Multiple sites activated Four modular clean rooms for clinical supply shielded stem cell transplants enabling targeted therapy demonstrated in AML with CD33-deleted trem-cel* transplants

Current AML Disease State and Standard of Care Conditioning Mobilize and collect stem cells from matched healthy donor Transplant Remission (MRD-) 2 0.8 Years Since HSCT Active disease Remission (MRD+) 0.0 0.2 0.4 0.6 0 Cumulative Incidence of Relapse 1 Status at Time of Transplant1 Despite transplantation, relapse is still common in AML patients 1 MRD: measurable residual disease; SOC: standard of care; HSCT: Hematopoietic Stem Cell Transplant 1 Araki et al, JCO 2016 4 Watchful Waiting 3 2 3 3 Standard of Care: Replace Diseased Bone Marrow with Transplanted Healthy Donor Cells Toxic therapies to kill existing bone marrow Harvest Infuse stem cells into patient to restore the blood system Monitor for relapse; any follow-up treatment will damage the transplant

Clear Unmet Need in AML ~200K Post-transplant relapse, with <20% two-year survival3,4 50% Increase in # of AML transplants over the last 10 years2 ~20,000 People in the U.S. diagnosed with AML annually1 AML Transplants per year (U.S.)2 ~4,000 ~40% ~40% 1 American Cancer Society 2023 2 Current use and outcome of hematopoietic stem cell transplantation: CIBMTR summary slides 2022 3 Araki et al, JCO 2016 4 Schmid et al, Blood 2012

Changing the Thinking on Tumor Targeting Cancer antigens also expressed on healthy cells Biology: Overlapping Targets Limits treatment opportunities leading to poor outcomes Problem: On-target Toxicity Shielded transplants allowing therapies to be cancer-specific Solution: Shielded Transplants

The Vision: eHSC + CAR-T Treatment Systems

Trem-cel	Trem-cel	Multiplex-edited HSCs
Shielded CD33-deleted HSC transplant	Shielded CD33-deleted HSC transplant	Next-gen shielded HSC transplant
⊕	⊕	⊕
Mylotarg	**VCAR33**	**Multi-specific CAR-Ts**
CD33-directed antibody-drug conjugate	CD33-directed transplant donor CAR-T therapy	Multi-targeted CAR-T therapy
Clinical proof of concept • Engraftment • Heme protection	**VCAR33[ALLO]** • Healthy donor source, stemlike phenotype • Tolerized to new marrow **VCAR33[AUTO]** • Phase 1/2 NMDP-sponsored trial	**Addresses tumor heterogeneity and potential escape mechanisms**

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Expanding Pipeline Driven by Innovative Platform

Description			Preclinical		Clinical	
Program / Trial	Modality	Indication	Discovery/ Validation	IND-Enabling	Phase 1/2	Phase 2/3
Trem-cel + Mylotarg / VBP101	Shielded CD33-deleted transplant + CD33-directed ADC	AML				
		MDS, MPN				
VCAR33ALLO (allogeneic) / VBP301	CD33-directed transplant donor CAR-T	AML Post-transplant				
VCAR33AUTO (autologous)	CD33-directed autologous CAR-T	AML Bridge-to-transplant	NMDP-sponsored trial*			
Trem-cel + VCAR33 Treatment System	Shielded CD33-deleted transplant + CD33-directed transplant donor CAR-T	AML				
CD33-CLL1 Treatment System	Multiplex-edited HSCs + Multi-specific CAR-T	AML				

Discovery Platform

- Leveraging our proprietary Vor Bio platform, we are exploring additional surface targets such as CD123, EMR2, and CD5 including multiplex genome engineering approaches where multiple surface targets are removed.
- We are conducting ongoing discovery efforts in commonly transplanted hematologic malignancies.

AML: acute myeloid leukemia; HSCs: hematopoietic stem cells; MDS: myelodysplastic syndrome; MPN: myeloproliferative neoplasm

** The VCAR33 construct is being studied in a Phase 1/2 clinical trial sponsored by the National Marrow Donor Program ("NMDP"), and the timing of data release is dependent on the investigators conducting the trial.*

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Proprietary Dual Cell Product Potential Trem-cel Starting Material Apheresis Product from Healthy Matched Donor Trem-cel: CD33-deleted Shielded HSC Product VCAR33ALLO: CD33-targeted Transplant Donor CAR-T Therapy Cell selection Lentivirus transduction T cells CAR-T VCAR33ALLO Material preparation Cell selection CRISPR/Cas9 engineering Engineered Hematopoietic Stem Cells (eHSCs) Treatment System uses non-stem cell fraction to make CAR-T from the same matched donor Unique In-house Manufacturing: Multi-product GMP facility in Cambridge, MA Four independent clean rooms and on-site QA/QC Rapid manufacturing and release process fits into standard transplant procedure

Trem-cel + Mylotarg

Trem-cel

Shielded CD33-deleted HSC transplant

⊕

Mylotarg

CD33-directed antibody-drug conjugate

Clinical proof of concept
- Engraftment
- Heme protection

Trem-cel

Shielded CD33-deleted HSC transplant

⊕

VCAR33

CD33-directed Transplant Donor CAR-T therapy

VCAR33^ALLO
- Healthy donor source, stemlike phenotype
- Tolerized to new marrow

VCAR33^AUTO
- Phase 1/2 NMDP-sponsored trial

Multiplex-edited HSCs

Next-gen shielded HSC transplant

⊕

Multi-specific CAR-Ts

Multi-targeted CAR-T therapy

Addresses tumor heterogeneity and potential escape mechanisms

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VBP101: Trem-cel + Mylotarg Phase 1/2a Clinical Trial Transplant Decision Infusion Donor Journey Related Unrelated Maintenance Mylotarg Manufacturing vein-to-vein 7-10 days Unedited back-up graft Transplant-eligible AML patients at high risk of relapse Trem-cel Manufacturing ~7-day process Engraftment No delay in typical patient transplant process If relapse occurs: Induction-course Mylotarg VCAR33ALLO (VBP301) Alternative treatments Starting ~day 60 up to 4 cycles dose escalation 0.5-2 mg/m2 Conditioning Consolidation/Salvage Stem Cell Mobilization, Collection Screening Relapse-free survival Heme protection from Mylotarg Trem-cel engraftment Key Endpoints 01 02 03 Patient Journey

Patient Characteristics

Pt	Age/ Sex	Disease and Genetics	Weight	Donor, Dose, *CD33* gene-editing efficiency
1	64/F	AML-MRC Highly complex cytogenetics; CR2; TP53 mutation MRD: 1.8%	69.9 kg	10/10 HLA MUD 7.6×10^6 CD34 cells/kg, 88% *CD33* gene editing
2	32/M	AML after myeloid sarcoma resected from abdomen Inv 16 and +22, t(3;3)	120.7 kg	10/10 HLA MUD 3.2×10^6 CD34 cells/kg, 87% *CD33* gene editing
3	55/F	AML-MRC DNMT3A, IDH2 and SMC1A mutations	114.1 kg	10/10 HLA MUD 2.6×10^6 CD34 cells/kg, 80% *CD33* gene editing
4	68/M	AML-MRC Complex cytogenetics; active disease; NRAS, ZRSR2, TET2 mutations MRD: 16%	72.4 kg	10/10 HLA MSD 5.8×10^6 CD34 cells/kg, 89% *CD33* gene editing
5	66/M	Secondary AML KIT D816V, CBL, SRSF2, RUNX1/2, BCORL1 mutations	102.1 kg	10/10 HLA MUD 4.6×10^6 CD34 cells/kg, 85% *CD33* gene editing
6	63/F	AML-MRC Highly complex cytogenetics; TP53, NRAS, WT1 mutations	66.2 kg	10/10 HLA MUD 5.7×10^6 CD34 cells/kg, 91% *CD33* gene editing
7	67/M	AML with recurrent abnormalities CR2; NPM1, TET2, EZH2, SETBP1, PIGA mutations	72.8 kg	10/10 HLA MUD 9.4×10^6 CD34 cells/kg, 87% *CD33* gene editing
8	57/M	AML (myelomonocytic) with nml karyotype CR2 (CRi/CRp)	68.9kg	10/10 HLA MUD 9.5×10^6 CD34 cells/kg, 91% *CD33* gene editing

MRC = myelodysplasia-related changes, MRD = Measurable Residual Disease, MUD = Matched Unrelated Donor, MSD = Matched Sibling Donor

All patients received myeloablative conditioning with busulfan/melphalan/fludarabine/rabbit anti-thymocyte globulin (ATG), with exception for patient #3, who received equine ATG.

Data Cutoff: 4 Dec 2023. Presented data from EDC and site/PI communication; pending full source verification

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Patient Clinical Timelines (Patients 1-8) Patients Ineligible for Mylotarg: Patient 2 Secondary graft failure in context of prior sepsis, TMP-SMZ/possible DRESS and persistent hKU1 coronavirus infection. Graft failure resolved after back-up graft given. Patient 3 Immune thrombocytopenia. Resolving after treatment with IVIg, steroids, rituximab, CD34 boost. Patient 4 CNS and systemic relapse prior to Mylotarg dosing. Days Post Transplant With Trem-cel Neutrophil engraftment Mylotarg infusion Discontinued Back-up graft Relapse CD34 boost intended to overcome immune thrombocytopenia 0 30 60 90 120 180 210 240 150 270 300 (CD33+ relapse) Pt 3 Pt 5 Pt 2 Pt 4 Pt 1 Pt 6 Pt 7 Pt 8

Highly Efficient Removal of CD33 from Donor HSCs Proof of Concept: Successful Engraftment of CD33-Deleted HSCs CD33 editing efficiency (%) Arrows indicated day of individual patient neutrophil engraftment Neutrophil engraftment = 3 days ≥ 500 cells/L *Luznik L. et al. J Clin Oncol 2022;40(4):356–368   Timely Post-transplant Neutrophil Engraftment Donor Chimerism (Day 28) 100% 100% 100% 100% 100% 100% 100% Median engraftment unmodified CD34+ graft* 100%

Mylotarg Causes Deep Cytopenias Across Various Regimens Fostvedt et al. Clin Pharm Thera 2019;106(5):1006-1017 Platelet counts (cells/µL) 1000 10000 100000 10000 1000 100 10 Neutrophil counts (cells/µL)

Evidence of Protective Effect from Mylotarg at 0.5 mg/m²


Cell counts/μL
100000
10000
1000
100
10
1
1
20
40
60
80
100
120
140
Day from first Mylotarg dosing
Platelets
Pt 1
Pt 5
Pt 6
Neutrophils
Pt 1
Pt 5
Pt 6
Mylotarg dose

Mylotarg C1 Start: Pt 1 D+68; Pt 5 D+74; Pt 6 D+66 post-HCT

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Enrichment of CD33-negative Cells following Mylotarg Myeloid Cells (Peripheral Blood) Days from first Mylotarg dosing Mylotarg dose

Patients 1, 5, 6: PK after 1st Dose of Maintenance Mylotarg Pharmacokinetics VBP101 Relapsed/Refractory AML Population (Mylotarg Phase 1 Study 0903A1-101-US)1 Parameter Mean +/- SD 0.5 mg/m2 0.25 mg/m2 0.5 mg/m2 1 mg/m2 2 mg/m2 4 mg/m2 5 mg/m2 Cmax (ng/mL) 236 (+/- 151) 15 28 50 411 611 1,325 AUCinf (Hr*ng/mL) 10,890 (+/- 13958) 82 468 943 11,110 10,970 29,980 1Mylotarg ODAC 2017 Relationship Between Mylotarg Cmax and Veno-occlusive Disease in Prior Transplant1 Probability of Veno-occlusive Disease (%) Cmax after first dose of Mylotarg (ng/mL) 2,000 4,000 6,000 8,000 10,000 0 95% CI Geometric mean (R/R AML) Mean VBP101 Cmax

VCAR33

Trem-cel	Trem-cel	Multiplex-edited HSCs
Shielded CD33-deleted HSC transplant	Shielded CD33-deleted HSC transplant	Next-gen shielded HSC transplant
+	+	+
Mylotarg	VCAR33	Multi-specific CAR-Ts
CD33-directed antibody-drug conjugate	CD33-directed Transplant Donor CAR-T therapy	Multi-targeted CAR-T therapy
Clinical proof of concept • Engraftment • Heme protection	**VCAR33[ALLO]** • Healthy donor source, stemlike phenotype • Tolerized to new marrow **VCAR33[AUTO]** • Phase 1/2 NMDP-sponsored trial	**Addresses tumor heterogeneity and potential escape mechanisms**

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A New Way of Generating CAR-T Therapy T cells exactly matched to patient’s new immune system, more likely to persist Stem-like, CAR-T cells more likely to expand and less prone to exhaustion Poor expansion and persistence Poorer clinical durability Exhausted, depleted T cells High manufacturing failure Traditional Approaches Vor Bio Approach Autologous cells (derived from patient) Allogeneic cells (off-the-shelf) Transplant Donor Cells

VBP301: VCAR33^{ALLO} Phase 1/2 Clinical Trial*

Patient Journey

MRD$^+$ or relapsed AML following SOC transplant or trem-cel transplant



Enroll

Lymphodepletion

VCAR33^{ALLO} Infusion

Arm A: Blasts ≥ 5%

Arm B: MRD$^+$

Day 28 Follow-up

2nd transplant if required

Prior Transplant Donor

Consent

Collect

VCAR33^{ALLO} Manufacturing

~7-day process

3x3 dose escalation starting at 1 x 10^6 CAR$^+$ cells/kg

Key Endpoints

01 Safety

02 Expansion, persistence

03 Disease control/response

*Multiple active clinical sites that overlap with VBP101 trem-cel Phase 1/2a clinical study

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VCAR33AUTO Shows Signs of Activity; VCAR33ALLO Potentially More Active Autologous starting material 6-site IST Young adults and children (median 16 y, range 1-35) Academic manufacturing process Accepted for oral presentation at ASH N=24 enrolled, 19 infused Manageable tox (n=4 with CRS ≥ Grade 3) Transplant donor starting material IND cleared in June, multiple sites opened Targeting ~12 sites Streamlined manufacturing process with objective of stem like cell phenotype Allows trem-cel patients to enroll Starting dose 1 x 106 CAR+ cells/kg VCAR33AUTO (NCI CD33CART) VCAR33ALLO  Dose (CAR+ cells/kg) Total 3 x 105 1 x 106 3 x 106 1 x 107 # infused 19 3 3 7 6 (resp assess in 5) # with CR, (%) 2 (11%) 0 (0%) 0 (0%) 0 (0%) 2 (40%) Data from ASH 2023 Abstract: https://ash.confex.com/ash/2023/webprogram/Paper179667.html

Moving Beyond Proof of Concept to Pivotal

Targeting Short Registrational Pathway

Fast Track granted on basis of trem-cel heme protection

- Exploring heme protection endpoints with agency

High unmet need in AML

- Precedence for single-arm pivotal trials
- CR and CR/CRh are approvable endpoints

R/R AML Single Arm Pivotal Trials

Agent	Indication	# pts	Endpoint
Ivosidenib *IDH1, Agios*	R/R AML	174	CR 25% CRh 8%[1]
Enasidenib *IDH2, Agios*	R/R AML	199	CR 19% CRh 4%[2]
Gilteritinib *FLT3, Astellas*	R/R AML	138	CR 12% CRh 9%[3]
Revumenib *KMT2Ar, Syndax*	R/R AML	57	CR 18% CRh 5%[4]
Mylotarg *ADC, Pfizer*	R/R AML	57	CR 26%[5]

CR: Complete Remission CRh: Complete remission with partial hematologic recovery

1. Norsworthy KJ, et. al. FDA Approval Summary: Ivosidenib for Relapsed or Refractory Acute Myeloid Leukemia with an Isocitrate Dehydrogenase-1 Mutation. Clin Cancer Res. 2019 Jun 1;25(11):3205-3209.
2. https://www.fda.gov/drugs/resources-information-approved-drugs/fda-granted-regular-approval-enasidenib-treatment-relapsed-or-refractory-aml
3. Pulte ED, et. al. FDA Approval Summary: Gilteritinib for Relapsed or Refractory Acute Myeloid Leukemia with a *FLT3* Mutation. Clin Cancer Res. 2021 Jul 1;27(13):3515-3521.
4. https://cms.syndax.com/wp-content/uploads/2023/12/Aldoss-2023-AUGMENT-101-3.pdf. Per company, NDA initiated with FDA under RTOR program.
5. https://labeling.pfizer.com/showlabeling.aspx?id=9548

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Confidential

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Trem-cel and VCAR33: Defining Success in 2024 Based on discussions with KOLs and our clinical investigators, even a single patient with clinical activity and heme protection may provide validation of the approach Expect clinical validation in 2024 Opportunity Activity Benchmark Evidence of clinical activity Trem-cel transplant Relapse or MRD+ Mylotarg induction course (D1, 4, 7) VCAR33ALLO Evidence of heme protection

Mylotarg dosing escalated to next dose level of 1.0 mg/m2 Multiple therapeutic options enabled for patients who relapse following trem-cel transplant: Induction-course Mylotarg VCAR33ALLO Upcoming Milestones Significant Clinical Progress and Upcoming Milestones Trem-cel Potentially superior transplant donor cell source IND cleared; multiple sites active Trem-cel patients are eligible to enroll VCAR33AUTO (CD33CART) showed activity at highest dose level and manageable safety in NCI study1 Trem-cel can be reliably manufactured with efficient CD33 deletion (87% average) CD33 appears biologically dispensable in regard to engraftment (8/8) Trem-cel provides hematologic protection from acute Mylotarg toxicity (3/3) Progress to Date Preliminary VCAR33ALLO safety and efficacy data VCAR33 1ASH 2023 Abstract: https://ash.confex.com/ash/2023/webprogram/Paper179667.htm

Next-generation Approaches

Trem-cel	Trem-cel	Multiplex-edited HSCs
Shielded CD33-deleted HSC transplant	Shielded CD33-deleted HSC transplant	Next-gen shielded HSC transplant
+	+	+
Mylotarg	**VCAR33**	**Multi-specific CAR-Ts**
CD33-directed antibody-drug conjugate	CD33-directed Transplant Donor CAR-T therapy	Multi-targeted CAR-T therapy
Clinical proof of concept • Engraftment • Heme protection	**VCAR33[ALLO]** • Healthy donor source, stemlike phenotype • Tolerized to new marrow **VCAR33[AUTO]** • Phase 1/2 NMDP-sponsored trial	**Addresses tumor heterogeneity and potential escape mechanisms**

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In Vitro Proof of Concept for Multi KO Target Cell + Multi-Specific CAR-T

CD33 and CLL-1 Dual-CAR-T Active Against Wild Type and Single Knock-out Target Cells



Unmodified AML cell line
AML cell line CD33KO
AML cell line CLL-1KO
AML cell line CD33KOCLL-1KO
% of Viable Cells
100
80
60
40
20
0
Untransduced T Cells
Tandem CAR-T
Untransduced T Cells
Tandem CAR-T
Untransduced T Cells
Tandem CAR-T
Untransduced T Cells
Tandem CAR-T

n=1 biological replicate n=3 technical replicates Effector: Target ratio 1:1

● Denotes individual experiment

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Multiplex Editing: Proprietary Capabilities Minimize Translocations and Protects from CAR-T Effector : Target = 1:1 Target Cell Survival (%) Wild Type CD33Del 0 40 60 80 20 CLL-1Del CD33DelCLL-1Del Translocation (%) Simultaneous Cas9 0.3 0.4 0.2 0.1 0 Sequential Cas9 Sequential Cas + Inhibitor Base Editing Genome Engineering Strategies Minimized Translocation Rate Cell Protection from CAR-T Killing

Our Vision: Cure Blood Cancers Through Cell and Genome Engineering Unique approach Positive clinical proof of concept VCAR33ALLO  as of Sept. 30, 2023 Cash runway into 2H 2025 $160M In-house GMP manufacturing facility *tremtelectogene empogeditemcel, formerly VOR33 $160M in cash, cash equivalents and marketable securities as of September 30, 2023. Fully owned CD33-directed transplant donor CAR-T Multiple sites activated Four modular clean rooms for clinical supply shielded stem cell transplants enabling targeted therapy demonstrated in AML with CD33-deleted trem-cel* transplants

Experienced and Passionate Leadership Team Deep Cell & Gene Therapy Expertise Robert Ang, MBBS, MBA President and CEO Tirtha Chakraborty, PhD Chief Scientific Officer Eyal Attar, MD Chief Medical Officer Tania Philipp Chief People Officer John King, MBA Chief Commercial Officer & Head of Business Development Nathan Jorgensen, PhD MBA Chief Financial Officer Robert Pietrusko, PharmD Chief Regulatory & Quality Officer David Phillips, MBA Senior Vice President, Head of Quality Samir Vattompadam, MS Senior Vice President, Portfolio Strategy and Program Management

Data from 3.0 mg/m2 mean (+/- ci) data digitized from simulations presented in Hibma et al, 2019 VBP101 R/R AML Mylotarg at 0.5 mg/m2 Equivalent to ~3 mg/m2 in the Context of CD33-negative Hematopoiesis Mylotarg Plasma Concentration (ng/mL) Time (h)

Safety Events Reported as Possibly Related to Either Trem-cel or Mylotarg (AE ≥ Grade 3 or any Grade SAE) Adverse Event Max Grade Related to Trem-cel (# of events) Related to Mylotarg (# of events) SAE (# of events) Anemia 3 1 — — Neutropenia 3 1 — — Thrombocytopenia 3 2 — — Graft Failure 4 1 — 1 Platelet count decreased 3 — 1 — Platelet count decreased, worsening 3 1 1 — Worsening maculopapular rash of whole body 2 1 — 1 For Mylotarg dosing: No dose-limiting toxicity criteria met No increase in liver function tests above upper limit of normal No observed sinusoidal obstruction syndrome / veno-occlusive disease Data as of Oct. 31, 2023, presented at HSCT2

Potential Reimbursement Pathways MS-DRG 014 applies to allogeneic bone marrow transplants Section 108 (2020) provides new cost-based reimbursement for 100% of stem cell acquisition and processing Omisirge® (recently FDA-approved HSC product) priced at $338,000 Shielded Stem Cell Transplants As of 2020, new MS-DRG 018 created for CAR-T therapy with base reimbursement rate of $247,939 CAR-T Therapies

High Editing Frequency for Next-Generation Targets CD34+ Editing Frequency CD5 0 40 80 100 20 60 Editing Frequency (%) Control guide T Cell Target n=9 CD123 0 40 80 100 20 60 Editing Frequency (%) Control guide Myeloid Targets n=19 n=21 n=6 CLL-1 EMR2

Multiplex Editing Strategies Achieve Highly Efficient Double Knock-out CLL1 CD33 CLL-1 CD33 CD33-CLL-1- Double KO 79.5% CD33+CLL-1+ Double Pos 82.6% Sequential Cas9 Editing Base Editing Mock Mock Edited Edited CD33+CLL-1+ Double Pos 99.4% CD33-CLL-1- Double KO 84.3%